                                                                     EXHIBIT 4.2



----------------                                                ----------------
     NUMBER                                                          SHARES
STX
----------------                                                ----------------
  COMMON STOCK                                                    COMMON STOCK

                             STRATEX NETWORKS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR ABBREVIATIONS AND
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.          STATEMENT OF RIGHTS GRANTED
                                                    TO EACH CLASS OF SHARES

                                                               -----------------
                                                               CUSIP 86279T 10 9
                                                               -----------------

--------------------------------------------------------------------------------

     THIS CERTIFIES THAT





     IS THE REGISTERED HOLDER OF

--------------------------------------------------------------------------------
   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE
                                COMMON STOCK OF

                             STRATEX NETWORKS, INC.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: [SPECIMEN]                                           [SPECIMEN]

  /s/ Charles D. Kissner             [SEAL]            /s/ Carl A. Thomsen

    Chief Executive Officer                           Chief Financial Officer


COUNTERSIGNED AND REGISTERED:

     MELLON INVESTOR SERVICES LLC
                            TRANSFER AGENT
                             AND REGISTRAR

BY


                      AUTHORIZED SIGNATURE

                             STRATEX NETWORKS, INC.


     A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Restated Certificate of Incorporation, as amended, (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any stockholder of the Corporation upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   -- as tenants in common                 UNIF GIFT MIN ACT --          Custodian
  TEN ENT   -- as tenants by the entireties                              -----------------------------
  JT TEN    -- as joint tenants with right of                              (Cust)              (Minor)
               survivorship and not as tenants                           under Uniform Gifts to Minors
               in common                                                 Act
                                                                         -----------------------------
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

                                       _________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________,
Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________________


                                    ___________________________________________
                                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.